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                                                                   EXHIBIT 99.11
                         CONSENT OF INDEPENDENT AUDITORS





The Trustees
Keystone Institutional Trust

         We consent to the use of our report dated December 14, 1995, included herein and to the references to our firm under the caption "ADDITIONAL INFORMATION" in the statement of additional information.





                                                       /s/ KPMG Peat Marwick LLP
                                                           KPMG Peat Marwick LLP

Boston, Massachusetts
December  21, 1995